UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 26, 2007
ChaseFlex Trust Series 2007-2
(Issuing Entity)
Chase Mortgage Finance Corporation

(Exact Name of Depositor as Specified in its Charter)
Chase Home Finance LLC

(Exact Name of Sponsor as Specified in its Charter)
Chase Mortgage Finance Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-141145	52-1495132

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 Wood Avenue South, 3rd Floor Iselin, New Jersey		08830

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (732) 205-0600
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     This Amendment No. 1 to the Report on Form 8-K/A of Chase Mortgage Finance Corporation replaces in its entirety the Exhibit 4.1 of the 8-K filed on May 11, 2007 relating to ChaseFlex Trust, Series 2007-2.

ITEM 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Pooling and Servicing Agreement, dated as of April 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE MORTGAGE FINANCE CORPORATION
By:	/s/ Bruce Friedman
	Name:	Bruce Friedman
	Title:	Authorized Signatory

Dated: May 17, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Pooling and Servicing Agreement, dated as of April 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.